                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 6, 2003
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                             ECC International Corp.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                                011-8988             23-1714658
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

            2001 West Oak Ridge Road, Orlando, FL                32809-3803
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            (Address of Principal Executive Offices)             (Zip Code)

                                 (407) 859-7410
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.  Other Events and Required FD Disclosure.
                     ----------------------------------------

            On March 6, 2003, ECC  International  Corp. (the  "Company")  (AMEX:
ECC) issued a press release,  set forth as Exhibit 99.1 to this Current  Report, announcing the appointment of Robert L. Collins as Chief Executive Officer.  For
additional  information,  reference  is  made  to the  press  release  which  is incorporated herein by reference.

            In addition,  this Form 8-K also includes a letter agreement between the Company and Mr. Collins.

            Item 7.  Financial Statements, Pro Forma Financial Information
                     and Exhibits.
                     -----------------------------------------------------

            (c)         Exhibits

                        Exhibit No.             Exhibits

                          99.1        Press Release of ECC  International  Corp.
                                      dated March 6, 2003.
                          99.2        Letter Agreement between ECC International
                                      Corp. and Robert L. Collins.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ECC International Corp.

Dated: March 6, 2003                             By: /s/ Melissa Van Valkenburgh
                                                     ---------------------------
                                                 Name:   Melissa Van Valkenburgh
                                                 Title:  Chief Financial Officer